UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT




                    Pursuant to Section 13 or Section 15(d)
                    of the Securities Exchange Act of 1934





                       Date of Report - April 23, 2003



                              CH ENERGY GROUP, INC.
          ----------------------------------------------------------
            (Exact name of registrant as specified in its charter)



NEW YORK                           0-30512                 14-1804460
----------------------     -------------------------    ---------------
State or other             (Commission File Number)     (IRS Employer
jurisdiction of                                          Identification
incorporation)                                           Number)

284 South Avenue, Poughkeepsie, New York                 12601-4879
----------------------------------------              ----------------
(Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code (845) 452-2000


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Item 7.  Financial Statements and Exhibits.

         (c)   Exhibits.  See Exhibit Index

Item 9.  Regulation FD Disclosure.

         The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Disclosure of Results of Operations and Financial Condition."

         On April 21, 2003, Registrant issued its first quarter 2003 earnings, as described in the Press Release of Registrant filed herewith as
         Exhibit 99, to which reference is made.

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CH ENERGY GROUP, INC.
                                              (Registrant)


                                    By:    /s/  Donna S. Doyle
                                         ----------------------------
                                                DONNA S. DOYLE
                                         Vice President - Accounting
                                                and Controller

Dated:    April 23, 2003

                                  Exhibit Index
                                  -------------

Exhibit No.
Regulation S-K
Item 601
Designation                   Exhibit Description
-----------                   -------------------

   99 Press Release of CH Energy Group, Inc., issued April 21, 2003, relating to its first quarter 2003 earnings.


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